Supplement dated May 1, 2019, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Portfolio Closure

Effective at the close of business June 12, 2019 (the Closure Date), the following variable sub-account available in your Variable Annuity will be closed for new investments for all Contract owners:

Putnam VT Global Utilities Fund – Class IB

As of the Closure Date, no additional investments (including any type of systematic payment or rebalancing) into the sub-account will be accepted from Contract owners, including those Contract owners who have contract value invested in the sub-account as of the Closure Date.

Portfolio Merger

The following Target Portfolio will be merged into the Acquiring Portfolio as noted below, effective at the opening of business on or about June 17, 2019 (“Merger Date”), subject to the approval by shareholders of the Target Portfolio. On and after the Merger Date, all references to the Target Portfolio in your Annuity prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
Putnam VT Global Utilities Fund – Class IB	Putnam VT Global Equity Fund – Class IB

On the Merger Date, the Target Portfolio will no longer be available under your annuity contract, and any Contract Value allocated to the sub-account investing in the Target Portfolio will be transferred, as of the Merger Date, to the sub-account investing in the Acquiring Portfolio.

Please note that you can transfer out of the sub-account investing in the Target Portfolio any time prior to the close of business June 12, 2019 (the Closure Date).  Any transfer you request from the Target Portfolio on June 14, 2019 will be deemed to be a request from the Acquiring Portfolio. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract.  Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the sub-account investing in the Acquiring Portfolio as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any transfer limitation applicable to the investment option to which a transfer is made will apply as described in your prospectus. Please refer to your prospectus for information about investment options.

After the Merger Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the sub-account investing in the Target Portfolio will be deemed instruction for the sub-account investing in the Acquiring Portfolio.  This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.

Additionally, if the Target Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available portfolio within the asset allocation model for the model to continue to operate for your Contract following the Merger Date. You may wish to consult with your financial professional about the impact of the merger on any allocation instructions and asset allocation models in effect for your Contract.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.

ALLSTATESUP3

Additional Information for Contract Owners of:

The Allstate Advisor Variable Annuities (Advisor, Advisor Plus, Advisor Preferred)
The Allstate Advisor Variable Annuities (Advisor, Advisor Preferred)

Effective June 19, 2019 (the Acquiring Portfolio Closure Date), the following variable sub-account available in your Variable Annuity will be closed to all Contract Owners except those Contract Owners who have contract value invested in the variable sub-account as of the Acquiring Portfolio Closure Date:

Putnam VT Global Equity Fund – Class IB

Contract Owners who have contract value invested in the variable sub-account as of the Acquiring Portfolio Closure Date may continue to submit additional investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they withdraw or otherwise transfer their entire contract value from the variable sub-account following the Acquiring Portfolio Closure Date. Contract Owners who do not have contract value invested in the variable sub-account as of the Acquiring Portfolio Closure Date will not be permitted to invest in the variable sub-account thereafter.

Any applicable dollar cost averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the Acquiring Portfolio Closure Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire Account Value from the sub-account. In that case, the program would terminate and no further allocations to the variable sub-account will be permitted.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

ALLSTATESUP3